Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of Maidenform Brands, Inc. (the "Company") for the year ended December 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. Ward, Chief Executive Officer and Vice Chairman of the Board of Directors of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ THOMAS J. WARD
	Name:	Thomas J. Ward
	Title:	Chief Executive Officer and Vice Chairman of the Board (principal executive officer)

March 11, 2008